Company Presentation March 2019 Keane Group: Investor Presentation 0

Keane At a Glance

KEANE

We are a leading U.S. Completions Provider

- Significant scale with fleet totaling ~1.4 million HHP
- High quality fleet of modern, well-maintained equipment
- Leading position in Permian and Marcellus / Utica
- Dedicated agreements w/ highly-efficient, blue-chip customers
- Value-add capabilities with a focus on technology & innovation

Diversified Footprint


BAKKEN
~215k HHP
MARCELLUS / UTICA
~475k HHP
SCOOP / STACK
~110k HHP
PERMIAN
~645k HHP

~1.4 million HHP
Total HHP

29 frac fleets
Total fleets

Dedicated
Customer agreements

Differentiated
Offering & technology

Keane Group: Investor Presentation 1

Advancing Our Success in 2018

KEANE

Another successful year with attractive cash flow & returns

Key 2018 Accomplishments

- ✓ Achieved best safety results in Keane's history
- ✓ Developed & expanded customer relationships
- ✓ **Generated >$350mm of operating cash flow**
- ✓ Realized 31% return on capital[1]
- ✓ Increased adjusted EBITDA by more than 80%
- ✓ Invested in efficiency improvements & innovation
- ✓ Grew pumping hours per crew by 15%
- ✓ Completed $105mm of stock buybacks
- ✓ Extended track-record of M&A (RSI in July 2018)
- ✓ Improved balance sheet strength and flexibility

>$350mm

Operating Cash Flow



$105
Buybacks
$37
M&A[2]
$115
Fleet growth
$120
Maintenance
Major Uses

[1] Calculated as (Cash flows from operating activities – Maintenance capital expenditures) / (Net debt + Total stockholders' equity). Based on full-year 2018 or December 31, 2018, where applicable. Assumes maintenance capital expenditures of $120mm. [2] Includes $16.7mm for RSI acquisition, net of insurance proceeds and $19.9mm for CVR associated with RockPile acquisition.

Keane Group: Investor Presentation 2

Future Opportunities & Outlook Well-positioned to deliver leading through-cycle performance Improving conditions: Abatement of recent, near-term headwinds including abnormal weather & pad availability issues Strong commitments: Roughly two-thirds of fleet committed under dedicated agreements at least through 2019 >$100mm Expect to generate Upside potential: Roughly one-third of more than $100 fleet available & ready to deploy (with no million of free investment) cash flow in 20191 Capital allocation: Continue to manage capital allocation to maximize shareholder returns and value 1 After debt service and capital expenditures. Keane Group: Investor Presentation 3

Keane’s Differentiated Strategy Our Winning Formula How We Do It  Partner under dedicated agreements 1 Generating leading returns  Align w/ like-minded customers on safety & efficiency  Well-capitalized customers with long-term plans  Work for the “right” customers 2 Focusing on efficiency  Deliver high level of execution in the field  Drive differentiation via innovation & technology  Proven execution of & commitment to capital return 3 Delivering shareholder value  Strong cash flow generation  Supported by high-quality flexible balance sheet  Achieve differentiation through greater scale 4 Pursue & lead consolidation  Support bigger investments in technology & digital  Continue to employ aggressive & disciplined approach Keane Group: Investor Presentation 4

Acceleration of Technology Efficiency is embedded in our culture Areas of Innovation The Opportunity Digital Capabilities . Supports next level of safety, efficiency & partnership . Delivers differentiated service for customers Down-hole products . Improves decision making process . Provides superior returns for investors Surface Technology Surface Technology in Focus  Meets Colorado sound regulations Keane Whisper Fleet  Plan to deploy first fleet in DJ Basin (2Q19)  Utilizes existing, zero-hour Keane fleet  In active discussions with multiple E&Ps Keane Group: Investor Presentation 5

Conservative Balance Sheet Strong, flexible balance sheet supports both offense & defense . Strong balance sheet: $80mm ‒ Leverage ratio of 0.7x2 Cash on hand ‒ Total liquidity of $264mm, including cash of $80mm . Improved capital position in 2018: $264mm − Entered into new $350mm credit facility in 2018 Total liquidity − Extended maturity; reduced annual interest costs by ~$4mm . Discipline & strong capital position provides for: $261mm Net debt1 − Flexibility to maintain highest fleet standards − Organic growth & opportunistic accretive M&A − Capital return via share repurchases 0.7x − Sustainability through-cycles Leverage ratio2 1 Net of unamortized deferred financing costs and unamortized debt discount. 2 Leverage based on net debt as of 12/31/2018 vs. trailing twelve month adjusted EBITDA as of Q4 2018. Keane Group: Investor Presentation 6

Market Update & 1Q19 Outlook

KEANE

Fundamentals in tact, facing near-term constraint

- Pricing pressure due to supply / demand dynamics
- Prudently idled 3 fleets in early-2019
- Expect 1Q19 total revenue of $400mm – $420mm; sequential decline includes:
  - $30mm: Disruptions from abnormal weather and delays in pad readiness
  - $25mm: Reduction in net pricing
  - $20mm: Increased direct sand sourcing
- Outlook implies 1Q19 adjusted EBITDA of $55– $65mm[1]

Expect to exit 1Q19 with $20mm of adjusted EBITDA tailwind, driven by abatement of:

- Disruptions in activity from abnormal weather
- Delays in pad readiness
- Resolution of strategic labor and maintenance investments

Metric	Outlook (1Q19)
Total Revenue ($mm)	$400 – $420
Annualized Adjusted Gross Profit per fleet ($mm)[2]	$15.0 – $17.0
Total Deployed Fleets	22.0
Fully-utilized Fleets	20.0

[1] Includes approximately $20mm of quarterly SG&A, excluding non-cash stock based compensation. [2] Based on 20.0 fully-utilized fleets.

Keane Group: Investor Presentation 7

Contacts & Important Disclosures Greg Powell Marc Silverberg President & CFO Managing Director (ICR) investors@keanegrp.com marc.silverberg@icrinc.com Cautionary Statement Regarding Forward-Looking Statements The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” “positioned” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding the Company’s plans, objectives, future opportunities for the Company’s services, future financial performance and operating results and any other statements regarding Keane's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Keane's control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to the operations of Keane; the Company’s future financial condition, results of operations, strategy and plans; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending and in oil and natural gas prices, which could adversely affect demand for Keane's services and their associated effect on rates, utilization, margins and planned capital expenditures; global economic conditions; excess availability of pressure pumping equipment, including as a result of low commodity prices, reactivation or construction; liabilities from operations; weather; decline in, and ability to realize, backlog; equipment specialization and new technologies; shortages, delays in delivery and interruptions of supply of equipment and materials; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and in integrating acquisitions; product liability; political, economic and social instability risk; ability to effectively identify and enter new markets; cybersecurity risk; dependence on our subsidiaries to meet our long-term debt obligations; variable rate indebtedness risk; and anti-takeover measures in our charter documents. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Keane's Securities and Exchange Commission (“SEC”) filings, including the most recently filed Forms 10-Q and 10-K. Keane's filings may be obtained by contacting Keane or the SEC or through Keane's website at http://www.keanegrp.com or through the SEC's Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. Keane undertakes no obligation to publicly update or revise any forward-looking statement. Keane Group: Investor Presentation 8